Exhibit 10.1

Execution Copy

12,000,000 Shares

and Warrants to Purchase 7,800,000 Shares

GTC BIOTHERAPEUTICS, INC.

Shares of Common Stock

($.01 par value)

PLACEMENT AGENT AGREEMENT

July 18, 2006

C.E. UNTERBERG, TOWBIN, LLC

RODMAN & RENSHAW, LLC

OPPENHEIMER & CO. INC.

c/o C.E. Unterberg, Towbin, LLC

350 Madison Avenue

New York, New York 10017

Dear Sirs:

GTC Biotherapeutics, Inc., a Massachusetts corporation (the “Company”), proposes to issue and sell to the Purchasers, pursuant to the terms of this Placement Agent Agreement (this “Agreement”), and the Subscription Agreements, in substantially the form attached hereto as Exhibit A (the “Subscription Agreements”) and entered into severally with the Purchasers that become parties thereto (each a “Purchaser” and, collectively, the “Purchasers”), up to an aggregate of 12,000,000 units (the “Units”), each consisting of (i) one share (the “Share” and collectively the “Shares”) of the Company’s common stock, par value $.01 per share (the “Common Stock”) and (ii) one warrant (the “Warrant” and collectively the “Warrants”) to purchase 0.65 shares of Common Stock, in substantially the form attached hereto as Exhibit B. The shares issuable upon the exercise of the Warrants are referred to herein as the “Warrant Shares” and, together with the Units, the Shares and the Warrants, are referred to herein as the “Securities.” The Company hereby confirms its agreement with the placement agents named on Schedule I attached hereto (the “Placement Agents”), as set forth below. C.E. Unterberg, Towbin, LLC is acting as the representative of the Placement Agents and in such capacity is hereinafter referred to as the “Representative.” Certain terms used herein are defined in Section 14 hereof):

1. AGREEMENT TO ACT AS PLACEMENT AGENTS; PLACEMENT OF SECURITIES. On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement:

(a) The Company hereby authorizes the Placement Agents to act as its exclusive agents to solicit offers for the purchase of all or part of the Units from the Company in connection with the proposed offering of the Units (the “Offering”). Until the Closing Date (as defined in Section 3 hereof), the Company shall not, without the prior consent of the Representative, solicit or accept offers to purchase the Units otherwise than through the Placement Agents.

(b) The Placement Agents agree, as agents of the Company, to use their reasonable best efforts to solicit offers to purchase the Units from the Company on the terms and subject to the conditions set forth in the Prospectus (as defined below). The Placement Agents shall make reasonable best efforts to assist the Company in obtaining performance by each Purchaser whose offer to purchase Units has been solicited by the Placement Agents and accepted by the Company, but the Placement Agents shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any potential purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will the Placement Agents be obligated to purchase any Units for their own account and, in soliciting purchases of Units, the Placement Agents shall act solely as the Company’s agents and not as principals. Notwithstanding the foregoing and except as otherwise provided in Section 1(c) , it is understood and agreed that the Placement Agents (or their affiliates) may, solely at their discretion and without any obligation to do so, purchase Units as principals.

(c) Subject to the provisions of this Section 1, offers for the purchase of Units may be solicited by the Placement Agents as agents for the Company at such times and in such amounts as the Placement Agents deem advisable. Each Placement Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase Units received by it as agent of the Company. The Company shall have the sole right to accept offers to purchase the Units and may reject any such offer, in whole or in part. Each Placement Agent shall have the right, in its discretion reasonably exercised, without notice to the Company, to reject any offer to purchase Units received by it, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein.

(d) The purchases of the Units by the Purchasers shall be evidenced by the execution of the Subscription Agreements by each of the parties thereto.

(e) As compensation for services rendered, on the Closing Date the Company shall pay to the Placement Agents by wire transfer of immediately available funds to an account or accounts designated by the Representative, an amount equal to six and one half percent (6.5%) of the gross proceeds received by the Company from the sale of the Units on such Closing Date.

(f) No Units which the Company has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until such Units shall have been delivered to the Purchaser thereof against payment by such Purchaser. If the Company shall default in its obligation to deliver Units to a Purchaser whose offer it has accepted, the Company shall indemnify and hold the Placement Agents harmless against any loss, claim or damage arising from or as a result of such default by the Company.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the several Placement Agents and the Purchasers that:

(a) The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and published rules and regulations thereunder (the “Rules and Regulations”) adopted by the Securities and Exchange Commission (the “Commission”) a “shelf” Registration Statement (as hereinafter defined) on Form S-3 as amended (No. 333-135054), which became effective on July 7, 2006 (the “Effective Date”), including a base prospectus relating to the Securities (the “Base Prospectus”), and such amendments and supplements thereto as may have been required to the date of this Agreement. The term “Registration Statement” as used in this Agreement means the registration statement (including all exhibits, financial schedules and all documents and information deemed to be a part of the Registration Statement pursuant to Rule 430A or 434(d) under the Securities Act), as amended or supplemented to the date of this Agreement, including the Base Prospectus. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission. The Company, if required by the Rules and Regulations of the Commission, proposes to file the Prospectus (as defined below), with the Commission pursuant to Rule 424(b) of the Rules and Regulations. The term “Prospectus” as used in this Agreement means the Prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, or, if the Prospectus is not to be filed with the Commission pursuant to Rule 424(b), the Prospectus in the form included as part of the Registration Statement as of the Effective Date, except that if any revised prospectus or prospectus supplement shall be provided to the Placement Agents by the Company for use in connection with the offering and sale of the Units which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b) of the Rules and Regulations), the term “Prospectus” shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Placement Agents for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter called a “Preliminary Prospectus.” Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the last to occur of the Effective Date, the date of the Preliminary Prospectus, or the date of the Prospectus, and any reference herein to the terms “amend,” “amendment,” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the Effective Date, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated by reference and (ii) any such document so filed, but excluding any documents or information furnished to the Commission under Item 2.02 or Item 7.01 of any Current Report on Form 8-K. If the Company has filed an abbreviated registration statement to register additional Securities pursuant to Rule 462(b) under the Rules

(the “462(b) Registration Statement”), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement.

(b) As of the Applicable Time (as defined below) and as of the Closing Date, neither (i) the General Use Free Writing Prospectus (as defined below), if any, issued at or prior to the Applicable Time, and the Pricing Prospectus (as defined below) and the information included on Schedule B hereto (the “Pricing Information”), if any, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Free Writing Prospectus (as defined below), if any, when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Issuer Free Writing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agents specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agents’ Information (as defined in Section 16). As used in this paragraph (b) and elsewhere in this Agreement:

“Applicable Time” means 4:30 P.M., New York time, on the date of this Agreement.

“Pricing Prospectus” means the Preliminary Prospectus, if any, and the Base Prospectus, each as amended and supplemented as of immediately prior to the Applicable Time, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act relating to the Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act.

“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule A to this Agreement.

“Limited Use Free Writing Prospectuses” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.

(c) No order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed offering of the Units has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been instituted or, to the knowledge of the Company, is threatened by the Commission, and each Preliminary Prospectus, if any, at the time of filing thereof, conformed in all material respects to the requirements of the Securities Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Preliminary Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agents specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agents’ Information (as defined in Section 16).

(d) At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at the Closing Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Pricing Prospectus and Prospectus and any amendments or supplements thereto, at time the Pricing Prospectus and Prospectus or any amendment or supplement thereto was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties in this paragraph (d) shall not apply to information contained in or omitted from the Registration Statement or the Pricing Prospectus and Prospectus, or any amendment or supplement thereto, in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agents specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agents’ Information (as defined in Section 16).

(e) Each Issuer Free Writing Prospectus, if any, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Units or until any earlier date that the Company notified or notifies the Placement Agent as described in Section 4(e), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, Pricing Prospectus or the Prospectus, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified, or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agent specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agents’ Information (as defined in Section 16).

(f) The documents incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and none of such documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration

Statement, the Pricing Prospectus and the Prospectus, when such documents become effective or are filed with the Commission , as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g) The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Units other than any Preliminary Prospectus, the Pricing Prospectus and the Prospectus and other materials, if any, permitted under the Securities Act and consistent with Section 4(b)) below. The Company will file with the Commission all Issuer Free Writing Prospectuses, if any, in the time and manner required under Rules 164(b)(2) and 433(d) under the Securities Act.

(h) The Company has been duly organized and is validly existing as a corporation in good standing (or the equivalent thereof, if any) under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing (or the equivalent thereof, if any) as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged, except where the failure to be so qualified and in good standing or have such power or authority would not have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).

(i) The Shares to be issued and sold by the Company hereunder and under the Subscription Agreements and the Warrant Shares, which are issuable upon exercise of the Warrants, have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable and free of any preemptive or similar rights. The Securities conform to the descriptions thereof contained in the General Disclosure Package.

(j) The Company has an authorized capitalization as set forth in the General Disclosure Package. All of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, have been issued in compliance with federal and state securities laws, and conform to the description thereof contained in the General Disclosure Package. As of June 30, 2006, there were 61,398,095 shares of Common Stock issued and outstanding and 73,116,209 shares of Common Stock were issuable upon the exercise of all options, warrants and convertible securities outstanding as of such date. Since such date, the Company has not issued any securities, other than Common Stock of the Company issued pursuant to the exercise of stock options previously outstanding under the Company’s stock option plans or the issuance of restricted Common Stock pursuant to employee stock purchase plans. None of the outstanding shares of Common Stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding shares of capital stock, options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those described above or described in the General Disclosure Package. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the General Disclosure Package, completely, accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights.

(k) The Company has the full right, power and authority to enter into this Agreement, each of the Subscription Agreements and the Warrants and to perform and to discharge its obligations hereunder and thereunder; and each of this Agreement, each of the Subscription Agreements and the Warrants has been duly authorized, executed and delivered by the Company, and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the enforcement of creditors’ rights generally and (ii) general principles of equity, regardless of whether asserted in a proceeding at equity or law, and except to the extent that the indemnification and contribution provisions of Section 7 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof.

(l) The execution, delivery and performance of this Agreement and the Subscription Agreements by the Company and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any statute, law, rule or regulation or any judgment, order or decree of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets, except for such breach, violation or default that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(m) There is no franchise, contract, lease, instrument or other document of a character required by the Securities Act or the Rules and Regulations to be described in the General Disclosure Package, or to be filed as an exhibit to the Registration Statement, which is not described or filed as required; and all statements summarizing any such franchises, contracts, leases, instruments or other documents contained in the Registration Statement fairly present the information required to be shown with respect thereto. Other than as described in the General Disclosure Package, no such franchise, contract, lease, instrument or other document has been suspended or terminated for convenience or default by the Company or any of the other parties thereto, and the Company has not received notice or any other knowledge of any such pending or threatened suspension, or termination, except for such pending or threatened suspensions, or terminations that would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

(n) All existing minute books of the Company, including all existing records of all meetings and actions of the board of directors (including, Audit, Compensation, Nominating and Governance and other board committees) and stockholders of the Company through the date of the latest meeting and action (collectively, the “Corporate Records”) have been made available to the Placement Agents and counsel for the Placement Agents. All such Corporate Records are complete and accurately reflect, in all material respects, all transactions referred to in such Corporate Records. There are no material transactions, agreements or other actions of the Company that are not properly approved and/or recorded in the Corporate Records.

(o) No consent, approval, authorization, filing with or order of or registration with, any court or governmental agency or body is required in connection with the transactions contemplated herein and in the Subscription Agreements, except such as have been obtained or made under the Securities Act or the Exchange Act and such as may be required under the securities, or blue sky, laws of any jurisdiction in connection with the offer and sale of the Units by the Company in the manner contemplated herein and in the General Disclosure Package.

(p) Except as described in the General Disclosure Package, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock or other securities of the Company, and (iii) except as provided herein, no person has the right to act as an underwriter, placement agent or financial advisor to the Company in connection with and as a result of the offer and sale of the Units, in the case of each of the foregoing clauses (i), (ii) and (iii), whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Units as contemplated thereby or otherwise; no person has the right, contractual or otherwise, to cause the Company to register under the Securities Act any shares of Common Stock or shares of any other capital stock or other securities of the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Units as contemplated thereby or otherwise, except for persons and entities who have expressly waived such right or who have been given timely and proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right, and the Company is not required to file any registration statement for the registration of any securities of any person or register any such securities pursuant to any other registration statement filed by the Company under the Securities Act for a period of at least 180 days after the date hereof.

(q) The financial statements, together with the related notes and schedules, of the Company included in the General Disclosure Package, or the Registration Statement or incorporated by reference therein, as the case may be, present fairly the financial condition, results of operations and cash flows of the Company and its consolidated subsidiaries and other consolidated entities as of the dates and for the periods indicated, comply in all material respects with the Securities Act and the Rules and Regulations thereunder, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. No other financial statements or supporting schedules or exhibits are required by the Securities Act or the Rules and Regulations thereunder to be included in the General Disclosure Package or the Registration Statement or incorporated by reference therein, as the case may be.

(r) Except as set forth in the General Disclosure Package there is no legal or governmental proceeding pending to which the Company is a party or of which any property or assets of the Company is the subject which is required to be described in the General Disclosure Package and is not described therein, or which, individually or in the aggregate, if determined adversely to the Company, would have a Material Adverse Effect or would prevent or adversely affect the ability of the Company to perform its obligations under this Agreement; and to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(s) The Company has good and marketable title to all property (real and personal) described in the Registration Statement and the General Disclosure Package as being owned by the Company, free and clear of all claims, liens, encumbrances, security interests, defects or restrictions upon voting or transfer or any other claims of any kind (“Liens”), except for (i) Liens disclosed in the financial statements included in the Base Prospectus and (ii) Liens that do not materially interfere with the use made or proposed to be made of such property by the Company or that would not have a Material Adverse Effect; all the property described in the Registration Statement and the General Disclosure Package as being held under lease by the Company is held thereby under valid, subsisting and enforceable leases except where the failure to be valid, subsisting or enforceable would not have a Material Adverse Effect.

(t) The Company is not (i) in violation of any provision of its charter or by-laws, (ii) in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, or condition of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) in violation in any respect of any statute, law, rule, regulation, ordinance, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties, as applicable (including, without limitation, those administered by the Food and Drug Administration of the U.S. Department of Health and Human Services (the “FDA”) or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA), except, with respect to clauses (ii) and (iii), any violations or defaults which, individually or in the aggregate, would not have a Material Adverse Effect.

(u) The contracts described in the Company’s regular reports on Forms 10-K, 10-Q and 8-K as filed by the Company with the Commission or incorporated by reference therein that are material to the Company are in full force and effect on the date hereof, and neither the Company nor, to the Company’s knowledge, any other party to such contracts is in breach of or default under any of such contracts except any such breach or default which, individually or in the aggregate, would not have a Material Adverse Effect.

(v) The Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan”(as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No “prohibited transaction”(as defined in Section 406 of ERISA, or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) has occurred with respect to any employee benefit plan which would have a Material Adverse Effect. The Company has not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA. Each “pension plan”(as defined in ERISA) for which the Company would have any liability that is intended to be qualified under Section 401 (a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

(w) The Company has made all filings, applications and submissions required by, and possesses all approvals, licenses, certificates, certifications, clearances, consents, exemptions, marks, notifications, orders, permits and other authorizations issued by, the appropriate federal, state or foreign regulatory authorities (including, without limitation, the FDA, and any other foreign, federal, state or local government or regulatory authorities performing functions similar to those performed by the FDA) necessary to conduct its businesses (collectively, “Permits”), except for such Permits which the failure to obtain would not have a Material Adverse Effect (the “Immaterial Permits”), and is in compliance in all material respects with the terms and conditions of all such Permits other than the Immaterial Permits (the “Required Permits”); all of such Required Permits held by the Company are valid and in full force and effect; there is no pending or, to the Company’s knowledge, threatened action, suit, claim or proceeding which may cause any such Required Permit to be limited, revoked, cancelled, suspended, modified or not renewed and the Company has not received any notice of proceedings relating to the limitation, revocation, cancellation, suspension, modification or non-renewal of any such Required Permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the General Disclosure Package.

(x) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and delivered their report with respect to the audited consolidated financial statements and schedules included in the General Disclosure Package or the Registration Statement, or incorporated by reference therein, as the case may be, are, to the Company’s knowledge, an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act and the Rules and Regulations.

(y) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect and except as set forth in the General Disclosure Package) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect and except as set forth in the General Disclosure Package.

(z) The principal executive officer and principal financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the rules and regulations promulgated thereunder, and the statements contained in any such certification are correct and comply as to form as of the dates made. The Company maintains “disclosure controls and procedures”(as defined in Rule 13a-14(c) under the Exchange Act), and such controls and procedures are designed (i) to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and (ii) to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure. The Company does not have any material weaknesses in internal controls, and there has been no fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls. The Company is otherwise in compliance in all respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder by the Commission.

(aa) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability of assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(bb) To the Company’s knowledge, the Company (i) is in compliance in all material respects with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received and is in compliance with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the General Disclosure Package. The Company has not been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

(cc) To the Company’s knowledge, there has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of medical wastes, toxic wastes, hazardous wastes or hazardous substances by the Company (or, to the knowledge of the Company, any of its predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company in violation of any applicable Environmental Law which would require remedial action under any applicable Environmental Law, except for any violation or remedial action which would not cause, individually or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or of any medical wastes, toxic wastes, hazardous wastes or hazardous substances due to or caused by the Company or with respect to which the Company had knowledge, except for any such spill, discharge, leak, emission, injection, escapes, dumpings or releases which would not cause or would not be reasonably likely to cause, individually or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings or releases, a Material Adverse Effect; and the terms “hazardous substances,” “toxic wastes,” “hazardous wastes” and “medical wastes” shall have the meanings specified in any applicable Environmental Laws.

(dd) The Company owns, possesses, licenses or has other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted or as proposed in the General Disclosure Package, to be conducted. Except as set forth in the General Disclosure Package, (i) to the Company’s knowledge, there are no rights of third parties to any such Intellectual Property except through licensing or cross-licensing agreements or where the exercise of such rights would not result, individually or in the aggregate, in a Material Adverse Effect; (ii) to the Company’s knowledge, there is no infringement by third parties of any such Intellectual Property that is necessary and material to the Company’s business as it is presently being conducted; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; (v) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim; (vi) except as described in the General Disclosure Package, to the Company’s knowledge, there is no third-

party U.S. patent or published U.S. patent application which contains claims for which an Interference Proceeding could be commenced against any patent or patent application described in the General Disclosure Package, as being owned by or licenses to the Company; and (vii) the Company has taken all steps reasonably determined by the Company to be necessary to perfect its ownership of and interest in the Intellectual Property.

(ee) The clinical, pre-clinical and other studies and tests conducted by or on behalf of or sponsored by the Company were and, if still pending, are being conducted in accordance with all statutes, laws, rules and regulations, as applicable (including, without limitation, those administered by the FDA or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) except where the failure to comply with such statutes, laws, rules or regulations would not result, individually or in the aggregate, in a Material Adverse Effect.

(ff) The Company complies with applicable regulatory requirements (including, without limitation, those administered by the FDA and any other relevant foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA), except where the failure to comply with such regulatory requirements would not result, individually or in the aggregate, in a Material Adverse Effect.

(gg) The Company has not failed to file with the applicable regulatory authorities (including, without limitation, the FDA or any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) any filing, declaration, listing, registration, report or submission in respect of which any such failure would have a Material Adverse Effect; all such filings, declarations, listings, registrations, reports or submissions were in compliance in all material respects with applicable laws when filed and no deficiencies with respect to such compliance have been asserted by any applicable regulatory authority (including, without limitation, the FDA or any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) with respect to any such filings, declarations, listings, registrations, reports or submissions.

(hh) No relationship, direct or indirect, exists between or among the Company on the one hand and the directors, officers, stockholders, customers or suppliers of the Company on the other hand which is required to be described in the General Disclosure Package and which is not so described.

(ii) Neither the Company nor any other person associated with or acting on behalf of the Company including, without limitation, any director, officer, agent or employee of the Company or any of its subsidiaries, has, directly or indirectly, while acting on behalf of the Company or any of its subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses, or received or retained any funds, relating to political activity; (ii) made any unlawful payment from corporate funds to, or received or retained any unlawful funds from, foreign or domestic government officials or employees or to or from foreign or domestic political parties or campaigns; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment or received or retained any other unlawful funds.

(jj) The Company is not or, after giving effect to the offering and sale of the Units and the application of the proceeds thereof as described in the General Disclosure Package, will not become an “investment company” as defined in the Investment Company Act of 1940, as amended.

(kk) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the General Disclosure Package, has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(ll) Other than as contemplated by this Agreement, neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Placement Agents for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Units.

(mm) The Company has not sustained, since the date of the latest audited financial statements included in the General Disclosure Package or the Registration Statement, or incorporated by reference therein, as the case may be, any material loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the General Disclosure Package.

(nn) Except as set forth in or as otherwise contemplated by the Registration Statement, General Disclosure Package, subsequent to the respective dates as of which information is given in the Registration Statement or General Disclosure Package, there has not been (i) any adverse change or development that would reasonably be expected to result in a Material Adverse Effect, (ii) any transaction which is material to the Company, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company outside the ordinary course of business, which is material to the Company, (iv) any change in the capital stock (other than the issuance of shares of Common Stock upon exercise of stock options and warrants disclosed as outstanding in the Registration Statement, the General Disclosure Package, and the grant of options under existing stock option plans described in the Registration Statement and the General Disclosure Package) or outstanding indebtedness of the Company, or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company.

(oo) The Shares and Warrant Shares are registered under the Exchange Act and are duly listed and admitted and authorized for trading, subject to official notice of issuance, on the Nasdaq Global Market (“Nasdaq”) and the Company has taken no action designed to terminate, or likely to have the effect of terminating the registration of the Common Stock under the Exchange Act or delisting or suspending from trading the Common Stock from Nasdaq, nor has the Company received any information suggesting that the Commission or the National Association of Securities Dealers, Inc. (“NASD”) is contemplating terminating or suspending such registration or listing.

(pp) Neither the Company nor any of its subsidiaries nor any of their officers, directors or affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

(qq) There are no affiliations with the NASD among the Company’s officers, directors or, to the knowledge of the Company, any five percent (5%) or greater stockholder of the Company, except as set forth in the General Disclosure Package, or otherwise disclosed in writing to the Placement Agents.

(rr) There are no outstanding loans, advances (except normal advances for business expense in the ordinary course of business) or guarantees or indebtedness by the Company to or for the benefit of any of the executive officers or directors of the Company, except as disclosed in the General Disclosure Package or the Registration Statement.

(ss) There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Securities Act) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company’s liquidity or the availability of or requirements for its capital resources required to be described in the General Disclosure Package or the Registration Statement, which have not been described as required.

(tt) The Company has taken all necessary actions to ensure that, upon and at all times after Nasdaq shall have approved the Shares and Warrant Shares for inclusion, it will be in compliance with all applicable corporate governance requirements set forth in Nasdaq’s Marketplace Rules that are then in effect and is actively taking steps to ensure that it will be in compliance with other applicable corporate governance requirements set forth in Nasdaq’s Marketplace Rules not currently in effect upon and all times after the effectiveness of such requirements.

(uu) The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

Any certificate signed by any officer of the Company and delivered to the Placement Agents or counsel for the Placement Agents in connection with the offering of the Units shall be deemed a representation and warranty by the Company, as to the matters covered thereby, to the Placement Agents.

3. THE CLOSING. The time and date of closing and delivery of the documents required to be delivered to the Placement Agents pursuant to Section 6 hereof shall be at 10:00 A.M.,

local time, on July 21, 2006 (the “Closing Date”) at the office of Edwards Angell Palmer & Dodge LLP, 111 Huntington Avenue Boston Massachusetts 02199.

4. FURTHER AGREEMENTS OF THE COMPANY. The Company agrees with the Placement Agents and Purchasers:

(a) (i) to prepare the Prospectus in a form approved by the Placement Agent containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on rules 430A, 430B and 430C and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the second business (2nd) day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A of the Rules and Regulations; (iii) to notify the Placement Agents immediately of the Company’s intention to file or prepare any supplement or amendment to any Registration Statement, the General Disclosure Package or to the Prospectus; (iv) to make no further amendment or supplement prior to the Closing Date to the Registration Statement or any amendment or supplement to the General Disclosure Package or Prospectus without the consent of the Representative, which consent shall not be unreasonably delayed or withheld; (v) for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities to advise the Representative promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment to supplement to the General Disclosure Package or Prospectus has been filed and to furnish the Representative with copies thereof; (vi) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission and Nasdaq pursuant to Section 13(a), 15 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; (vii) to advise the Representative, promptly after it receives notices thereof, (x) of any request by the Commission to amend the Registration Statement or to amend or supplement the General Disclosure Package or Prospectus or for additional information and (y) of the issuance by the Commission, of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order directed at any Incorporated Document or any amendment or supplement thereto or any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the institution or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the General Disclosure Package or the Prospectus or for additional information; and (viii) in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus or suspending any such qualification, and promptly to use its best efforts to obtain the withdrawal of such order.

(b) The Company represents and agrees that, unless it obtains the prior consent of the Representative, and the Representative represents and agrees that, unless it obtains the prior consent of the Company, it has not made and will not, make any offer relating to the Units that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act unless the prior written consent of the Representative or the Company, respectively, has been received (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Representative hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus[es], if any, included in Schedule A hereto. The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, comply with the requirements of Rules 164 and 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and will not take any action that would result in the Placement Agents or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Placement Agents that such Placement Agents otherwise would not have been required to file thereunder.

(c) If at any time prior to the expiration of nine (9) months after the later of (i) the latest effective date of the Registration Statement or (ii) the date of the Prospectus, when a prospectus relating to the Securities is required to be delivered (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) any event occurs or condition exists as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made when the Prospectus is delivered (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act), not misleading, or if it is necessary at any time to amend or supplement any Registration Statement or the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus, to comply with the Securities Act or the Exchange Act, that the Company will promptly notify the Placement Agents thereof and upon their request will prepare an appropriate amendment or supplement or upon their request make an appropriate filing pursuant to Section 13 or 14 of the Exchange Act in form and substance satisfactory to the Placement Agents which will correct such statement or omission or effect such compliance and will use its best efforts to have any amendment to any Registration Statement declared effective as soon as possible. The Company will furnish without charge to each Placement Agent and to any dealer in securities as many copies as such Placement Agent may from time to time reasonably request of such amendment or supplement. In case any Placement Agent is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) relating to the Units nine (9) months or more after the later of (i) the latest effective date of the Registration Statement or (ii) the date of the Prospectus, the Company upon the request of such Placement Agent and at the expense of such Placement Agent will prepare promptly an amended or supplemented Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act and deliver to such Placement Agent as many copies as such Placement Agent may request of such amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act.

(d) If the General Disclosure Package is being used to solicit offers to buy the Units at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Placement Agent, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, or to make the statements therein not conflict with the information contained or incorporated by reference in the Registration Statement then on file and not superseded or modified, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company promptly will either (i) prepare, file with the Commission (if required) and furnish to the Placement Agent and any dealers an appropriate amendment or supplement to the General Disclosure Package or (ii) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the General Disclosure Package so that the General Disclosure Package as so amended or supplemented will not, in the light of the circumstances then prevailing, be misleading or conflict with the Registration Statement then on file, or so that the General Disclosure Package will comply with law.

(e) If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or will conflict with the information contained in the Registration Statement, Pricing Prospectus or Prospectus, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof and not superseded or modified or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company has promptly notified or will promptly notify the Placement Agent so that any use of the Issuer Free Writing Prospectus may cease until it is amended or supplemented and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agent specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agents’ Information (as defined in Section 16).

(f) To furnish promptly to the Representative and to counsel for the Representative a copy of the Registration Statement filed with the Commission, including all consents and exhibits filed therewith.

(g) To deliver promptly to the Placement Agents in New York City such number of the following documents as the Placement Agents shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission (in each case excluding exhibits), (ii) each Preliminary Prospectus, if any, (iii) any Issuer Free Writing Prospectus, (iv) the Prospectus (the delivery of the documents referred to in clauses (i), (ii), (iii) and (iv) of this paragraph (g) to be made not later than 10:00 A.M., New York time, on the Business Day following the execution and delivery of this Agreement), (v) conformed copies of any amendment to the Registration Statement (excluding exhibits), (vi) any amendment or supplement to the General Disclosure Package or the Prospectus (the delivery of the documents referred to in clauses (v) and (vi) of this paragraph (g) to be made not later than 10:00 A.M., New York City time, on the Business Day following the date of such amendment or supplement) and (vii) any document incorporated by reference in the General Disclosure Package or the Prospectus (excluding exhibits thereto) (the delivery of the documents referred to in clause (vi) of this paragraph (g) to be made not later than 10:00 A.M., New York City time, on the Business Day following the date of such document).

(h) To make generally available to its stockholders and to the Representative as soon as practicable, but in any event not later than eighteen (18) months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

(i) To promptly take from time to time such actions as the Representative may reasonably request to qualify the Securities for offering and sale under the securities, or blue sky, laws of such jurisdictions (including without limitation any post-filing requirements) as the Representative may designate and to continue such qualifications in effect for so long as required for the distribution of the Securities, and the Company will pay the fee of the NASD in connection with its review of the Offering, if applicable. The Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction.

(j) Not to directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock for a period of ninety (90) days from the date of the Prospectus Supplement without the prior written consent of the Representative, other than (i) the Company’s sale of the Securities and the issuance of shares or options to purchase shares pursuant to qualified stock option plans, currently outstanding options, warrants or rights or (ii) in connection with existing or future licensing or collaboration agreements. The Company will cause each of its executive officers and directors to furnish to the Placement Agents, prior to the Closing Date, a letter, substantially in the form of Exhibit C attached hereto, pursuant to which each such person shall agree not to directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock for a period of ninety (90) days from the date of the Prospectus Supplement, without the prior written consent of the Representative. If (i) the Company issues an earnings release or material news or a material event relating to the Company occurs during the last seventeen (17) days of the lock-up period, or (ii) prior to the expiration of the lock-up period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the lock-up period, the restrictions imposed by this Section 4(j) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

(k) Prior to the Closing Date, to furnish to the Placement Agents, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing or incorporated by reference in the General Disclosure Package, or the Registration Statement.

(l) Prior to the Closing Date, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Representative is notified), without the prior written consent of the Representative, unless in the judgment of the Company and its counsel, and after notification to the Representative, such press release or communication is required by law. In such event, the Company shall consult with the Representative as to the contents of such press release.

(m) To apply the net proceeds from the sale of the Units as set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the heading “Use of Proceeds.”

(n) To engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.

(o) To not take any action prior to the Closing Date which would require the Prospectus to be amended or supplemented.

(p) The Company will use its best efforts to ensure that the Shares and Warrant Shares are quoted on Nasdaq at the Closing Date.

5. PAYMENT OF EXPENSES. The Company agrees with the Placement Agents to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Units to the Purchasers and any transfer taxes payable in that connection; (b) the costs incident to the Registration of the Securities under the Securities Act; (c) the costs incident to the preparation, printing and distribution of the Registration Statement, any Issuer Free Writing Prospectus, the General Disclosure Package, the Prospectus, any amendments, supplements and exhibits thereto or any document incorporated by reference therein, and the costs of printing, reproducing and distributing, any transaction document by mail, telex or other means of communications; (d) the fees and expenses (including related reasonable fees and expenses of counsel for the Representative) incurred in connection with filings, if any, made with the NASD, if applicable; (e) any applicable listing or other fees; (f) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 4(f) and of preparing a Blue Sky Memoranda (including related reasonable fees and expenses of counsel to the Representative); (g) all fees and expenses of the registrar and transfer agent of the Common Stock; and (h) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement (including, without limitation, the fees and expenses of the Company’s counsel and the Company’s independent accountants and the travel and other expenses incurred by Company personnel in connection with any “roadshow” including, without limitation, any expenses advanced by the Placement Agents on the Company’s behalf and with its prior consent (which will be promptly reimbursed)); provided that, except as otherwise provided in this Section 8 and in Sections 7 and 9, each of the Placement Agents shall pay their own respective costs and expenses, including the fees and expenses of its counsel.

6. CONDITIONS TO THE OBLIGATIONS OF THE PLACEMENT AGENTS AND THE SALE OF THE UNITS. The respective obligations of each Placement Agent, and the closing of the sale of the Units hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties on the part of the Company and its subsidiaries contained herein, to the accuracy of the statements of the Company and its subsidiaries made in any certificates pursuant to the provisions hereof, to the performance by the Company and its subsidiaries of their obligations hereunder, and to each of the following additional terms and conditions:

(a) No stop order suspending the effectiveness of the Registration Statement or any part thereof, preventing or suspending the use of any Base Prospectus, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus or any part thereof shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall have been initiated or threatened by the Commission, and all requests for additional information on the part of the Commission (to be included or incorporated by reference in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Placement Agent; the Rule 462(b) Registration Statement, if any, each Issuer Free Writing Prospectus and the Prospectus shall have been filed with, the Commission within the applicable time period prescribed for such filing by, and in compliance with, the Rules and Regulations and in accordance with Section 4(a), and the Rule 462(b) Registration Statement, if any, shall have become effective immediately upon its filing with the Commission; and the NASD shall have raised no objection to the fairness and reasonableness of the terms of this Agreement or the transactions contemplated hereby.

(b) The Placement Agents shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Placement Agents, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the General Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of such counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is necessary in order to make the statements, in the light of the circumstances in which they were made, not misleading.

(c) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of this Agreement, the Securities, the Registration Statement, the General Disclosure Package, each Issuer Free Writing Prospectus and the Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agents, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d) The Placement Agents shall have received from Edwards Angell Palmer & Dodge LLP, corporate counsel for the Company such counsel’s written opinion, addressed to the

Placement Agents dated as of the Closing Date, in form and substance reasonably satisfactory to the Representative as set forth in Exhibit D attached hereto.

(e) Such counsel shall also have furnished to the Placement Agents a written statement, addressed to the Placement Agents and dated the Closing Date, in form and substance satisfactory to the Placement Agents, to the effect that (x) such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statement, the General Disclosure Package and the Prospectus, and each amendment or supplement thereto made by the Company prior to the Closing Date, (y) based on such counsel’s examination of the Registration Statement, the General Disclosure Package and the Prospectus, and each amendment or supplement thereto made by the Company prior to the Closing Date and the documents incorporated by reference in the General Disclosure Package or the Prospectus and any further amendment or supplement to any such incorporated document made by the Company prior to the Closing Date, and such counsel’s investigations made in connection with the preparation of the Registration Statement, the General Disclosure Package and the Prospectus, and each amendment or supplement thereto made by the Company prior to the Closing Date, and conferences with certain officers and employees of and with auditors for and counsel to the Company, nothing has come to such counsel’s attention that has caused it to believe that (I) the Registration Statement or any amendment thereto, at the Applicable Time, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, (II) the General Disclosure Package, at the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (III) the Prospectus, or any amendment or supplement thereto, at the respective date thereof or at the Closing Date, contained or contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (IV) any document incorporated by reference in the Registration Statement, the Pricing Prospectus or the Prospectus or any further amendment or supplement to any such Incorporated Document made by the Company prior to the Closing Date, when they became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Securities Act, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements, schedules or other financial data contained in the Registration Statement, the Pricing Prospectus or the Prospectus. The Placement Agents shall have received from Goodwin Procter LLP, such opinion or opinions, dated the Closing Date and addressed to the Placement Agents, with respect to the issuance and sale of the Units, the Registration Statement, the Pricing Prospectus and the Prospectus and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(f) The Company shall have furnished to the Placement Agents a certificate, dated the Closing Date, of its Chairman of the Board, its Chief Executive Officer or a Senior Vice President and its Chief Financial Officer stating that (i) such officers have carefully examined the Registration Statement, the General Disclosure Package, any Permitted Free Writing Prospectus and the Prospectus and, in their opinion, the Registration Statement and each amendment thereto, at the Applicable Time and as of the date of this Agreement and as of the Closing Date did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the General Disclosure Package, as of the Applicable Time and as of the Closing Date, any Permitted Free Writing Prospectus as of its date and as of the Closing Date, the Prospectus and each amendment or supplement thereto, as of the respective date thereof and as of the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, (ii) since the effective date of the Registration Statement no event has occurred which should have been but was not set forth in a supplement or amendment to the Registration Statement, the General Disclosure Package or the Prospectus, (iii) to the best of their knowledge after reasonable investigation, as of the Closing Date, the representations and warranties of the Company and its subsidiaries in this Agreement are true and correct and the Company and its subsidiaries have complied with all agreements and covenants contained in this Agreement and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, (iv) subsequent to the date of the most recent financial statements included or incorporated by reference in the General Disclosure Package, there has been no change in the financial position or results of operation of the Company and its subsidiaries that would have a Material Adverse Effect, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business, assets or prospects of the Company and its subsidiaries taken as a whole, except as set forth in the Pricing Prospectus, and (v) the Registration Statement became effective on July 7, 2006, and to their knowledge, as of the Closing Date (I) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been commenced or are pending before or are contemplated by the Commission and (II) no action has been taken by any governmental agency, body or official, and no injunction, restraining order or order of any nature by any federal or state court has been issued, which would prevent the issuance of the Units.

(g) At the time of the execution of this Agreement, the Placement Agents shall have received from PricewaterhouseCoopers LLP a letter, addressed to the Placement Agents and dated such date, in form and substance satisfactory to the Representative and PricewaterhouseCoopers LLP (i) confirming that they are an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act and the Rules and Regulations and (ii) stating the conclusions and findings of such firm with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus.

(h) At the time of the execution of this Agreement, the Company shall have furnished to the Placement Agents a certificate, dated such date, of its Chief Financial Officer in the form set forth in Exhibit E attached hereto.

(i) On the Closing Date, the Placement Agents shall have received a letter (the “bring-down letter”) from PricewaterhouseCoopers LLP addressed to the Placement Agents, and dated the Closing Date confirming, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Registration Statement, the Pricing Prospectus and the Prospectus as of a date not more than three Business Days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter delivered to the Placement Agents concurrently with the execution of this Agreement pursuant to Section 6(g).

(j) On the Closing Date, the Company shall have furnished to the Placement Agents a certificate, dated such date, of its Chief Financial Officer in the form set forth in Exhibit F attached hereto.

(k) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus, any loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the General Disclosure Package, and (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries, otherwise than as set forth in or contemplated by the General Disclosure Package, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Units on the terms and in the manner contemplated by the General Disclosure Package.

(l) The Common Stock is registered under the Exchange Act and, as of the Closing Date, the Shares and the Warrant Shares shall be listed and admitted and authorized for trading on Nasdaq, and satisfactory evidence of such actions shall have been provided to the Representative. The Company shall have taken no action designed to, or likely to have the effect of terminating the registration of the Common Stock under the Exchange Act or delisting or suspending from trading the Common Stock from Nasdaq, nor has the Company received any information suggesting that the Commission or Nasdaq is contemplating terminating such registration or listing.

(m) At the Execution Time, the Company shall have furnished to the Representative a letter substantially in the form of Exhibit C hereto from each executive officer and director of the Company.

(n) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the Nasdaq Global Market or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum or maximum prices or maximum ranges for prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities in which it is not currently engaged, the subject of an act of terrorism, there shall have been an escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred any other calamity or crisis or any change in general economic, political or financial conditions in the United States or elsewhere, if the effect of any such event in clause (iii) or (iv) makes it, in the sole judgment of the Representative, impracticable or inadvisable to proceed with the sale or delivery of the Units on the terms and in the manner contemplated by the Base Prospectus and the Prospectus Supplement.

(o) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Units or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Units or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company.

(p) The Company shall have prepared and filed with the Commission a Current Report on Form 8-K with respect to the Offering, including as an exhibit thereto this Agreement.

(q) The Company shall have entered into Subscription Agreements with each of the Purchasers and such agreements shall be in full force and effect and shall contain representations and warranties of the Company, including, in substance, those made by the Company.

(r) The NASD shall have raised no objection to the fairness and reasonableness of the placement agent terms and arrangements.

(s) Prior to the Closing Date, the Company shall have furnished to the Placement Agents such further information, certificates and documents as the Representative may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agents.

7. INDEMNIFICATION AND CONTRIBUTION.

(a) The Company shall indemnify and hold harmless each Placement Agent, its directors, officers, managers, members, employees, representatives and agents and each person, if any, who controls any Placement Agents within the meaning of the Securities Act (collectively the “Placement Agent Indemnified Parties” and each a “Placement Agent Indemnified Party”) against any loss, claim, damage, expense or liability, joint or several, or any action, investigation or proceeding in respect thereof, to which that Placement Agent Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Base Prospectus, the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, (ii) the omission or alleged omission to state in the Base Prospectus, the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any breach of the representations and warranties of the Company contained herein, or (iv) any act or failure to act, or any alleged act or failure to act, by any Placement Agent in connection with, or relating in any manner to, the Units or the Offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, expense, liability, action, investigation or proceeding arising out of or based upon matters covered by clause (i), (ii) or (iii) above; (provided that the Company shall not be liable in the case of any matter covered by this clause (iv) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, expense, liability or action resulted directly from any such act or failure to act undertaken or omitted to be taken by such Placement Agent through its gross negligence or willful misconduct) and shall reimburse each Placement Agent Indemnified Party promptly upon demand for any legal or other expenses reasonably incurred by that Placement Agent Indemnified Party in connection with investigating or preparing to defend or defending against or appearing as a third party witness in respect of, or otherwise incurred in connection with any such loss, claim, damage, expense, liability, action, investigation or proceeding as such fees and expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from the Base Prospectus, the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations or the Prospectus, or in any amendment or supplement thereto made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Placement Agent through the Representative specifically for use therein, which information the parties hereto agree is limited to the Placement Agents’ Information (as defined in Section 16 ).

(b) Each Placement Agent, severally and not jointly, shall indemnify and hold harmless the Company its officers, employees, representatives and agents, each of its directors and each person, if any, who controls the Company within the meaning of the Securities Act (collectively the “Company Indemnified Parties” and each a “Company Indemnified Party”) against any loss, claim, damage, expense or liability, joint or several, or any action, investigation or proceeding in respect thereof, to which the Company Indemnified Parties may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Base Prospectus, the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations or the Prospectus, or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in the Base Prospectus, the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations or the Prospectus, or in any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of that Placement Agent through the Representative specifically for use therein, and shall reimburse the Company Indemnified Parties for any legal or other expenses reasonably incurred by such parties in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, expense, liability or action, investigation or proceeding as such fees and expenses are incurred; provided that the parties hereto hereby agree that such written information provided by the Placement Agents consist solely of the Placement Agents’ Information. This indemnity agreement is not exclusive and will be in addition to any liability, which each of the Placement Agents and Purchasers might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to the Company Indemnified Parties. Notwithstanding the provisions of this Section 7(b) , in no event shall any indemnity by any Placement Agent under this Section 7(b) exceed the total compensation received by such Placement Agent in accordance with Section 1(e).

(c) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7 , notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing,

(ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel, or (iii) the indemnifying party has failed to assume the defense of such action in accordance with the terms hereof and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by the Representative, if the indemnified parties under this Section 7 consist of any Placement Agent Indemnified Party, or by the Company if the indemnified parties under this Section 7 consist of any Company Indemnified Parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 7(a) and 7(b) shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. Subject to the provisions of Section 7(d) below, no indemnifying party shall be liable for any settlement, compromise or consent to the entry of judgment in connection with any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action (other than a judgment entered with the consent of such indemnified party), the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d) If at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for reasonable fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by this Section 7 effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least thirty (30) days prior to such settlement being entered into, and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(e) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) , then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agents on the other from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Placement Agents on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agents on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Company bears to the total compensation received by the Placement Agents with respect to the Units purchased under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Placement Agents on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission; provided that the parties hereto agree that the written information furnished to the Company by the Placement Agents for use in the Prospectus, or in any amendment or supplement thereto, consists solely of the Placement Agents’ Information. The Company and the Placement Agents agree that it would not be just and equitable if contributions pursuant to this Section 7(e) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage, expense or liability, or action, investigation or proceeding in respect thereof, referred to above in this Section 7(e) shall be deemed to include, for purposes of this Section 7(e) , any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(e) , the Placement Agents shall not be required to contribute any amount in excess of the total compensation received by such Placement Agent in accordance with Section 1(e) less the amount of any damages which such Placement Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f) The Placement Agents’ obligations to contribute as provided in this Section 7(f) are several in proportion to the total compensation received by each of the Placement Agents in accordance with Section 1(e) and not joint.

8. TERMINATION. The obligations of the Placement Agents hereunder may be terminated by the Representative, in its absolute discretion by notice given to the Company prior to delivery (including electronic delivery) of and payment for the Units if, prior to that time, any of the events described in Sections 6(i) or 6(l) have occurred or if the Purchasers shall decline to purchase the Units for any reason permitted under the Subscription Agreements.

9. REIMBURSEMENT OF PLACEMENT AGENTS’ EXPENSES. If the sale of the Units provided for herein is not consummated because any condition to the obligations of the Placement Agents set forth in Section 6 hereof to be satisfied by the Company is not satisfied, because of any termination pursuant to Section 8 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Placement Agents, the Company will reimburse the Placement Agents upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel and any expenses advanced by the Placement Agents on the Company’s behalf) that shall have been incurred by the Placement Agents in connection with this Agreement and the proposed purchase and sale of the Units and, upon demand, the Company shall pay the full amount thereof to the Representative.

10. ABSENCE OF FIDUCIARY RELATIONSHIP. The Company agrees that:

(a) The Placement Agents’ responsibility to the Company is solely contractual in nature and they have been retained solely to act as Placement Agents in connection with the sale of the Units and no fiduciary, advisory or agency relationship between the Company and the Placement Agents has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether any of the parties has advised or is advising the Company on other matters;

(b) The price of the Units set forth in this Agreement was established by the Company following discussions and arms-length negotiations with the Purchaser and the Placement Agents, and the Company is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(c) The Company has been advised that the Placement Agents and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Placement Agents have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

(d) The Company waives, to the fullest extent permitted by law, any claims it may have against the Placement Agents for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Placement Agents shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

11. SUCCESSORS; PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Placement Agents, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the Placement Agents Indemnified Parties and the indemnities of the Placement Agents shall also be for the benefit of the Company Indemnified Parties. It is understood that the Placement Agents’ responsibilities to the Company are solely contractual in nature and the Placement Agents does not owe the Company, or any other party, any fiduciary duty as a result of this Agreement.

12. SURVIVAL OF INDEMNITIES, REPRESENTATIONS, WARRANTIES, ETC. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the Placement Agents, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agents, the Company, or any person controlling any of them and shall survive delivery of and payment for the Units.

13. NOTICES. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to the Placement Agents, shall be delivered or sent by mail, telex or facsimile transmission to C.E. Unterberg, Towbin, LLC, 350 Madison Avenue, New York, New York, 10017, Attention: Hany Awadalla (Fax: (212) 389-8880), with a copy to: Goodwin Procter LLP, 53 State Street, Boston, Massachusetts, 02109, Attention: Jocelyn Arel, Esq. (Fax: 617-523-1231).

(b) if to the Company shall be delivered or sent by mail, telex or facsimile transmission to GTC Biotherapeutics, Inc., 175 Crossing Boulevard, Framingham, MA 01702, Attention: President (Fax: 508-370-3797), with a copy to: Edwards Angell Palmer & Dodge LLP, 111 Huntington Avenue, Boston, MA 02199, Attention: Nathaniel S. Gardiner, Esq. (Fax: 617-227- 4420).

14. DEFINITIONS OF CERTAIN TERMS. The terms which follow, when used in this Agreement, shall have the meanings indicated.

“Business Day” shall mean any day other than a Saturday, a Sunday, a legal holiday, a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City or any day on which the Nasdaq Global Market is not open for trading.

“Effective Date” shall mean each date and time that the Registration Statement (and any post-effective amendment or amendments thereto) became or becomes effective.

“Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

“Interference Proceeding” shall have the meaning set forth in 35 U.S.C. § 135.

“To the Company’s knowledge” and words of similar import shall mean that which the officers or directors of the Company know or should have known using the exercise of reasonable due diligence.

15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

16. PLACEMENT AGENTS’ INFORMATION. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Placement Agents’ Information consists solely of the statements concerning the Placement Agents contained in the third paragraph under the heading “Plan of Distribution” in the Prospectus Supplement.

17. PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

18. GENERAL. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Placement Agents.

19. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

20. CONSENT TO ACT AS REPRESENTATIVE. Each of Rodman & Renshaw, LLC (“Rodman”) and Oppenheimer & Co. Inc. (“Oppenheimer”) consents and agrees that C.E. Unterberg, Towbin, LLC (“Unterberg”) will act as Representative of the Placement Agents under this Agreement and with respect to the sale of the Units. Accordingly, each of Rodman and Oppenhemier authorizes Unterberg to manage the Offering and the sale of the Units and to take such action in connection therewith as Unterberg in its sole discretion deems appropriate or desirable, consistent with the provisions of each Agreement Among Underwriters previously entered into among Unterberg, Rodman and Unterberg, taking into account that the Offering of the Units will be in the form of a best efforts placement and not a firm commitment underwriting.

21. THIRD PARTY BENEFICIARIES. The Company acknowledges that the Purchasers are relying on the representations made by the Company under, and are intended third party beneficiaries of, this Agreement.

[Signature page follows]

If the foregoing is in accordance with your understanding of the agreement between the Company and the Placement Agents, kindly indicate your acceptance in the space provided for that purpose below.

Very truly yours,

GTC BIOTHERAPEUTICS, INC.

By:	/s/ John B. Green
Name:	John B. Green
Title:	Senior Vice President

Accepted as of the date first above written:

C.E. UNTERBERG, TOWBIN, LLC

By:	/s/ Hany Awadalla
Name:	Hany Awadalla
Title:	Managing Director

RODMAN & RENSHAW, LLC

By:	/s/ John J. Borer, III
Name:	John J. Borer, III
Title:	President

OPPENHEIMER & CO. INC.

By:	/s/ Zubin Mory
Name:	Zubin Mory
Title:	Senior Vice President

Schedule I

Placement Agents

C.E. Unterberg, Twobin, LLC

Rodman & Renshaw, LLC

Oppenheimer & Co. Inc.

Exhibit A

Form of Subscription Agreement

[See Exhibit 10.2 hereto]

A-1

Exhibit B

Form of Warrant

[See Exhibit 4.1 hereto]

B-1

Exhibit C

Lock-Up Agreement

July 10, 2006

C.E. UNTERBERG, TOWBIN, LLC

RODMAN & RENSHAW, LLC

OPPENHEIMER & CO. INC.

c/o C.E. Unterberg, Towbin, LLC

350 Madison Avenue

New York, New York 10017

Re:	GTC Biotherapeutics, Inc. – Offering of Common Stock and Warrants

Dear Sirs:

In order to induce C.E. Unterberg, Towbin, LLC (“Unterberg” or the “Representative”), Rodman & Renshaw, LLC (“Rodman”) and Oppenheimer & Co. Inc. (“Oppenheimer” and together with Unterberg and Rodman the “Placement Agents”) to enter in to a certain placement agent agreement with GTC Biotherapeutics, Inc., a Massachusetts corporation (the “Company”), with respect to the offering of shares of the Company’s Common Stock, par value $.01 per share (“Common Stock”) and warrants to purchase Common Stock (the “Offering”), the undersigned hereby agrees that until 90 days following the date of the final prospectus filed by the Company with the Securities and Exchange Commission in connection with such Offering, the undersigned will not, without the prior written consent of the Representative, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise dispose of, any shares of Common Stock (including, without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934, as the same may be amended or supplemented from time to time (such shares, the “Beneficially Owned Shares”)) or securities convertible into or exercisable or exchangeable for Common Stock, (ii) enter into any swap, hedge or similar agreement or arrangement that transfers to another, in whole or in part, any of the economic risk of ownership of the Beneficially Owned Shares or securities convertible into or exercisable or exchangeable in Common Stock, (iii) engage in any short selling of the Common Stock or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii). Notwithstanding the foregoing, nothing contained herein will be deemed to restrict or prohibit the transfer of shares of Common Stock, Beneficially Owned Shares or securities convertible into or exercisable or exchangeable for shares of Common Stock as (a) bona fide gifts, (b) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, (c) transfers occurring by bequest by will, operation of law, such as rules of descent and distribution, or statutes governing the effects of merger or qualified domestic order; provided, that in the case of any transfer pursuant to clauses (a), (b) or (c), each transferee agrees in writing with the Placement Agents to be bound by the terms of this Agreement and no filing by any party (transferor or transferee) under the Securities Exchange Act of 1934 shall be voluntarily made in connection with such transfer during the period covered by this Agreement. For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.

For the avoidance of doubt, nothing shall prevent the undersigned from, or restrict the ability of the undersigned to exercise any options or other convertible securities granted under any benefit plan of the Company.

If (i) the Company issues an earnings release or material news or a material event relating to the Company occurs during the last 17 days of the 90 day lock-up period, or (ii) prior to the expiration of the 90 day lock-up period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90 day lock-up period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

In addition, the undersigned hereby waives any and all preemptive rights, participation rights, resale rights, rights of first refusal and similar rights that the undersigned may have in connection with the Offering or with any issuance or sale by the Company of any equity or other securities before the Offering, except for any such rights as have been heretofore duly exercised. In addition, the undersigned hereby confirms that the undersigned does not have the right to request or demand registration pursuant to the Securities Act of any shares of Common Stock that are registered in the name of the undersigned or that are Beneficially Owned Shares. In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Common Stock with respect to any shares of Common Stock or Beneficially Owned Shares.

The undersigned understands that the Company and the Placement Agents are relying upon this Agreement in proceeding towards consummation of the Offering. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement. This Agreement is irrevocable and all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

[Signature Page Follows]

C-1

SIGNATURE BLOCK FOR A NATURAL PERSON

Name:
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Date:

SIGNATURE BLOCK FOR A CORPORATION, PARTNERSHIP, TRUST OR OTHER ENTITY

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By:
Name:
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Title:
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Date:

C-2

Exhibit D

Form of Opinion of Company’s Counsel

July     , 2006

C.E. UNTERBERG, TOWBIN, LLC

RODMAN & RENSHAW, LLC

OPPENHEIMER & CO. INC.

c/o C.E. Unterberg, Towbin, LLC

350 Madison Avenue

New York, New York 10017

Ladies and Gentlemen:

This opinion is furnished to you pursuant to Section 6(d) of the Placement Agent Agreement dated July     , 2006 (the “Placement Agent Agreement”) by and among GTC Biotherapeutics, Inc., a Massachusetts corporation (the “Company”), C.E. Unterberg, Towbin, LLC, Rodman & Renshaw, LLC and Oppenheimer & Co. Inc. (the “Placement Agents”), relating to the proposed sale of an aggregate of                      units consisting of                      shares (the “Shares”) of the Company’s common stock, $0.01 par value per share (the “Common Stock”) and Common Stock Purchase Warrants to purchase an aggregate of                      shares (the “Warrant Shares”) of Common Stock. Capitalized terms that are defined in the Placement Agent Agreement and not otherwise defined herein have the meanings set forth in the Placement Agent Agreement.

We have acted as counsel to the Company in connection with the Placement Agent Agreement, the Subscription Agreements each dated                     , 2006 between the Company and each Purchaser (which agreements, together with the Warrants, are referred to herein collectively as the “Transaction Documents”) and the transactions contemplated thereby. We have examined such documents, the Registration Statement, the Base Prospectus, the General Disclosure Package and the Prospectus and made such other investigation as we have deemed appropriate to render the opinions set forth below. As to matters of fact material to our opinions, we have relied, without independent verification, on representations made in the Transaction Documents and certificates and other inquiries of officers of the Company. We have also relied upon the certificates of public officials. For purposes of our opinion in paragraph 11 below, we express no opinion as to any contract or agreement that may now be required to be filed on Form 8-K under the amendments to Form 8-K that became effective on August 23, 2004, and that has not been so filed.

The opinions rendered herein are limited to the law of the Commonwealth of Massachusetts and the federal law of the United States. We note that the Transaction Documents provide that they are governed by laws of the State of New York. We are rendering the opinion below regarding validly, binding effect and enforceability of the Transaction Documents as though they are governed by the law of the Commonwealth of Massachusetts.

References to “our knowledge” or equivalent words means the actual knowledge of the lawyers in this firm responsible for preparing this opinion after such inquiry as they deemed appropriate.

Based upon and subject to the foregoing, we are of the opinion that:

1. The Company is validly existing as a corporation under the laws of the Commonwealth of Massachusetts and in good standing with the Secretary of State of the Commonwealth of Massachusetts, and has the corporate power to engage in its business as described in the Registration Statement, the Base Prospectus and the Prospectus.

2. The authorized capital stock of the Company is as set forth in the Base Prospectus and the Prospectus and immediately prior to the Closing consists of (i) 100,000,000 shares of Common Stock and (ii) 5,000,000 shares of Preferred Stock, $0.01 par value per share. The Common Stock and Preferred Stock have the voting powers, designations, preferences, rights and qualifications, and limitations or restrictions set forth in the Company’s Restated Articles of Organization, as amended.

3. There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any of the Shares or the Warrant Shares, nor are there any preemptive or other rights to subscribe for or to purchase any of the Warrants, pursuant to the Company’s charter or By-laws or any agreement or other instrument known to us to which the Company is a party.

4. The Shares and the Warrant Shares have been duly authorized and reserved for issuance by all necessary corporate action on the part of the Company, and the Shares and the Warrants Shares, when issued, sold and delivered against payment therefor in accordance with the provisions of the Transaction Documents, will be validly issued, fully paid and non-assessable.

5. The execution, delivery and performance by the Company of the Transaction Documents have been duly authorized by all necessary corporate action on the part of the Company. The Company has duly executed and delivered the Transaction Documents, and such Transaction Documents constitute its valid and binding obligations enforceable against it in accordance with their terms, except that we express no opinion as to the validity or enforceability of the indemnification or contribution provisions of the Placement Agent Agreement.

6. Except as obtained and in effect at the Closing, no consent, approval, license or exemption by, or order or authorization of, or filing, recording or registration with, any governmental authority is required to be obtained by the Company in connection with the execution and delivery of the Transaction Documents or the performance by it of its obligations thereunder (other than as may be required by the NASD or as required by state securities laws as to which we express no opinion).

7. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated by such agreements and instruments do not and will not (i) result in any breach of, or constitute a default under, any agreement, indenture or other written instrument to which the Company is a party that is filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended January 1, 2006 and the Quarterly Report on Form 10-Q for the quarter ended April 2, 2006, (ii) violate any provisions of the charter or By-Laws of the Company or (iii) to our knowledge, any order, judgment or decree of any federal or state government, governmental instrumentality or court having jurisdiction over the Company or any of its properties or operations.

8. To our knowledge, no action, suit or proceeding to which the Company is a party is pending that places in question the validity or enforceability of, or seeks to enjoin the performance of, the Transaction Documents or which is of a character that is required to be disclosed in the Registration Statement (including the Base Prospectus) or the Prospectus and is not so disclosed.

9. The Registration Statement has become effective under the Act and a final Prospectus was filed pursuant to Rule 424(b)(5) on                     , 2006. To the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for the purpose has been instituted or is pending or contemplated under the Act.

10. To our knowledge, the Company is not a party to any contract or agreement of a character required to be filed as an exhibit to the Registration Statement that has not been so filed.

11. The Registration Statement (including the Base Prospectus), as of its effective date, and the Prospectus, as of its date, complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations, and the documents incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus, including any Current Report on Form 8-K filed with the Commission prior to the Closing Date, when they became effective or were filed with the Commission, as applicable, complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations.

12. The Company is not, and will not be after giving effect to the offering of the Shares and the application of the proceeds thereof as described in the Base Prospectus and the Prospectus, an “investment company” as defined in the Investment Company Act of 1940, as amended.

We have participated in the preparation of the Registration Statement, the Disclosure Package and the Prospectus, including review and discussion of the contents thereof, and, although we have not undertaken, except as otherwise stated above, to determine independently, and do not assume any responsibility for, the accuracy or completeness of the statements therein, nothing has come to our attention that has caused us to believe that (I) the Registration Statement or any amendment thereto, at the Applicable Time, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, (II) the General Disclosure Package, at the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (III) the Prospectus, or any amendment or supplement thereto, at the respective date thereof or at the Closing Date, contained or contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (IV) any document incorporated by reference in the Registration Statement, the Pricing Prospectus or the Propsectus or any further amendment or supplement to any such Incorporated Document made by the Company prior to the Closing Date, when they became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Securities Act, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that we express no opinion as to the financial statements, schedules or other financial data contained in the Registration Statement, the Pricing Prospectus or the Prospectus.

Our opinions set forth above are subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and remedies and to general principles of equity (whether considered in a proceeding in equity or at law).

This opinion shall be interpreted in accordance with the Legal Opinion Principles issued by the Committee on Legal Opinions of the American Bar Association’s Business Law Section as published in 53 Business Lawyer 831 (May 1998).

This opinion is being furnished only to you in connection with the transaction described above and may not be relied upon without our prior written consent for any other purpose or by anyone else without our prior written consent.

Very truly yours,

Edwards Angell Palmer & Dodge LLP

Exhibit E

CFO Certificate

E-1

Exhibit F

CFO “Bring-Down” Certificate

F-1

SCHEDULE A

Free Writing Prospectus filed by the Company on July 18, 2006

SCHEDULE B

Pricing Information

Unit Price	$1.46125
Shares	12,000,000
Warrant Coverage	65%
Warrants	7,800,000
Warrant Exercise Price	$1.4145